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                                                                  EXHIBIT (99.4)



                      SPECIMEN COPY OF SHARE CERTIFICATE
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NUMBER                                                                 SHARES



                                    MONTANA

                          INCORPORATED UNDER THE LAWS
                                OF NORTH DAKOTA
                    Cusip No.


                    THIS IS TO CERTIFY THAT:                        ACCOUNT NO:


     is the owner of........................ MONTANA.........................
fully paid and non-assessable shares of the par value of one mill ($.001) each of Tax-Free Fund, Inc., transferable on the books of the corporation by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the Articles of Incorporation and Bylaws of the corporation as from lime to time amended. This certificate is not valid until countersigned by the Transfer Agent.

     In Witness Whereof, the corporation has caused the facsimile signatures of its proper officers to be affixed this day of

                                 Countersigned

            By                                       ND RESOURCES,  INC.
                 President                           Transfer   Agent

            By                    By
                 Secretary                           Authorized  Signature
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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

               TEN IN COM - as tenants in common
               TEN BY ENT - as tenants by the entireties
               JTWROS - as joint tenants with right of
               survivorship and not as tenants in common
               UNIF GIFTS TO M/A - Uniform Gifts to Minors Act
Additional abbreviations not shown in the above list may be used.

FOR VALUE RECEIVED I/We hereby sell, assign, and transfer unto



                   PLEASE INSERT SOCIAL SECURITY  OR  OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE





          PLEASE INSERT SOCIAL SECURITY  OR  OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

shares represented by the within certificate and hereby irrevocably  constitute and appoint:
                             (For broker use only)


attorney to transfer said shares upon the books of said Fund with full power of substitution in the premises.

Dated

NOTE: The Signature(s) on this assignment must correspond exactly with the name(s) as indicated on the face of the certificate.


     (Signature of Seller)
SIGNATURE(S) GUARANTEED:


                            (Signature of Co-owner)

     NOTE: Signature(s) must be guaranteed by a Commercial Bank, Trust Company. Savings and Loan Association;. or member firm of a National Securities Exchange.